Issued Capital and Reserves	3 Months Ended
Mar. 31, 2024
Issued Capital and Reserves
Issued Capital and Reserves

4. Issued Capital and Reserves

According to the Company’s articles of association, the Company’s authorized shares are divided into 386,250,000 common shares and 386,250,000 preferred shares, each having a nominal value of EUR 0.12.

As of March 31, 2024, no preferred shares had been issued and all issued common shares issued and outstanding were fully paid.

The number of shares issued and outstanding developed as follows:

Common shares issued and outstanding at December 31, 2023	223,988,675
At-the-market offering program issuances	—
Share issuances as part of the public offering	—
Share issuances for exercises between Jan to Mar 2024	317,005
Treasury shares	—
Common shares issued and outstanding at March 31, 2024	224,305,680

At-the-market offering

On September 17, 2021, CureVac filed a prospectus for an “at-the-market” (ATM) offering program to raise additional cash of up to USD 600 million. The program was activated in June 2022. Through December 31, 2022, CureVac has issued 6,908,493 shares and raised gross proceeds of USD 69,139k. In the first quarter of 2023, 1,748,218 shares were issued under the ATM program, raising USD 18,023k million in gross proceeds. Offering costs for legal, accounting, printing and registration fees were recognized as reduction to capital reserve against the proceeds from the offering.

Follow-on public offering 2023

In February 2023, the Group completed a follow-on public offering whereby it sold 27,027,028 common shares at a price of USD 9.25 per share. The aggregate proceeds, net of underwriting discounts, received by the Group from these transactions were EUR 219,832k. Additional offering costs for legal, accounting, printing and registration fees of EUR 14,580k were recognized as reduction to capital reserve against the proceeds from the offering.